EXHIBIT 10(12)

                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT dated as of June __, 1995 (as amended, modified, restated, renewed, extended or replaced from time to time, this "Agreement" or
                                                                 ---------
"Pledge Agreement") is by and among PROMUS HOTEL CORPORATION, a Delaware
 ----------------
corporation (the "Parent Company"), PROMUS HOTELS, INC., a Delaware corporation
                  --------------
(the "Borrower"), and THOSE CERTAIN SUBSIDIARIES AS MAY NOW OR HEREAFTER BE
      --------
OWNERS OF CREDIT PARTIES OR ADDITIONAL CREDIT PARTIES UNDER THE CREDIT AGREEMENTS REFERRED TO BELOW (the "Subsidiaries"; hereafter the Parent Company,
                                   ------------
the Borrower and the Subsidiaries may be referred to collectively as the "Pledgors") and NATIONSBANK, N.A. (CAROLINAS), as Collateral Agent hereunder for
 --------
the Lenders under the Credit Agreements (in its capacity as Collateral Agent hereunder, together with any successor in such capacity being hereinafter referred to as the "Collateral Agent").
                    ----------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, NationsBank, N.A. (Carolinas) and various other banks and financial institutions as may now or hereafter become a party thereto (such banks and financial institutions, together with their successors and assigns, may hereinafter be referred to collectively as the "Lenders" and individually as
                                                    -------
a "Lender") have agreed to establish a $350,000,000 credit facility consisting
   ------
of (i) a $300,000,000 5-year credit facility established pursuant to that Tranche A Credit Agreement and (ii) a $50,000,000 364-day credit facility established pursuant to the terms of that Tranche B Credit Agreement, in each case dated as of June 7, 1995 (in each case as amended, modified, extended, renewed or replaced from time to time, the "Tranche A Credit Agreement" and the
                                            --------------------------
"Tranche B Credit Agreement", respectively, and sometimes hereinafter referred
 --------------------------
to collectively as the "Credit Agreements") among the Embassy Suites, Inc., a
                        -----------------
Delaware corporation as the initial borrower, the Borrower, as assignee and subsequent borrower, The Promus Companies Incorporated, a Delaware corporation as an initial guarantor subject to release, the Parent Company, as a guarantor, and those certain subsidiaries and related parties identified as "Guarantors" therein;

     WHEREAS, the Lenders have required as a condition to the extension of the credit facility pursuant to the Credit Agreements that the Pledgors secure their respective obligations under the Credit Agreements and the other Credit Documents pursuant to the terms of this Pledge Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Terms used but not otherwise defined herein shall have
          -----------
the meanings provided in the Tranche A Credit Agreement; provided, however, that terms which are defined in the Code shall have the meaning provided in the Code unless specifically provided otherwise herein or in the Credit Agreements. As used herein:

          "Borrower" means Promus Hotels, Inc., a Delaware corporation, as
           --------
     identified and defined in the opening paragraph.

          "Code" means such term as defined in Section 3(b) hereof.
           ----

          "Collateral Agent" means NationsBank, N.A. (Carolinas), in its
           ----------------
     capacity as collateral agent for the Lenders under this Agreement, as identified and defined in the opening paragraph hereto, together with its successors and assigns in such capacity.

          "Collateral" means the Pledged Collateral.
           ----------

          "Credit Documents" means such terms as defined in the respective
           ----------------
     Credit Agreements.

          "Default" means an event or condition which upon notice or lapse of
           -------
     time, or both, would constitute an Event of Default.

          "Default Rate" means such term as defined in Section 3(d) hereof.
           ------------

          "Lender" or "Lenders" means such terms as identified and defined in
           ------      -------
     the recitals hereto.

          "Notes" means, collectively, those promissory notes of the Borrower
           -----
     under the Tranche A Credit Agreement in the aggregate principal amount of $300,000,000 and those promissory notes of the Borrower under the Tranche B Credit Agreement in the aggregate principal amount of $50,000,000, in each case as amended, modified, supplemented, extended, renewed or replaced from time to time.

          "Pledged Collateral" means such term as defined in Section 2 hereof.
           ------------------

          "Pledged Securities" means such term as defined in Section 2 hereof.
           ------------------

          "Pledgor" means the Parent Company, the Borrower and the other Credit
           -------
     Parties which may now or hereafter become Credit Parties under the Credit Agreements, as identified and defined in the opening paragraph.

          "Secured Obligations" means (i) all indebtedness, obligations and
           -------------------
     liabilities of the Borrower under or in connection with (A) the Credit Agreements and the Notes, (B) any Interest Rate Protection Agreements or Currency Protection Agreements entered into by the Borrower with a Lender or an Affiliate of a Lender ("Additional Credit Parties"), (C) this
                                   -------------------------
     Agreement or (D) any other of the Credit Documents, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, (ii) all obligations, including guaranty obligations, of the Guarantors under or in connection with the Credit Agreements (whether as an original party thereto or by way of Joinder Agreement), this Pledge Agreement or any other of the Credit Documents, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (iii) all expenses and charges, legal and otherwise, reasonably incurred by the Collateral Agent or the Lenders, or any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting any security therefor, including without limitation the security afforded hereunder, together with any and all modifications, extensions, renewals and/or substitutions thereof.

          "Subsidiary" or "Subsidiaries" means such terms as identified and
           ----------      ------------
     defined in the opening paragraph hereto, including any newly formed or acquired subsidiaries which are made a party hereto subsequent to the date hereof.

     2.   Grant of Security Interest in the Collateral.  To secure the prompt
          --------------------------------------------
payment and performance when due of the Secured Obligations, each of the Pledgors hereby pledges to the Collateral Agent, and grants to the Collateral Agent for the ratable benefit of the Lenders and the Additional Credit Parties, a security interest in the shares of stock and securities more particularly identified and described in Schedule A hereto, together with any other shares or
                            ----------
instruments distributed to or acquired by such Pledgor in respect thereof, whether in exchange therefor or otherwise (collectively, the "Pledged
                                                              -------
Securities") and any and all dividends and proceeds thereof in whatever form
- ----------
(the Pledged Securities together with such dividends and proceeds hereinafter being referred to collectively as the "Pledged Collateral").
                                       ------------------

     3.   General Covenants and Agreements.  So long as any Secured Obligations
          --------------------------------
or any commitment to extend any such Secured Obligations remain outstanding, the Pledgors hereby covenant and agree with the Collateral Agent for the benefit of the Lenders that:

          (a)  Priority.  The Collateral and every part thereof is and will be
               --------
     free and clear of all security interests, liens, attachments, levies, encumbrances of every kind, nature and description, and whether voluntary or involuntary, except for Permitted Liens. Each such Pledgor will warrant and defend the Collateral against any claims and demands (other than the Permitted Liens) of all Persons at any time claiming the same or any interest in the Collateral adverse to the Collateral Agent. The security interest in the Pledged Securities granted to the Collateral Agent hereunder when properly perfected by possession of the Pledged Securities, shall constitute a valid and perfected first priority security interest in the Pledged Securities.

          (b)  Perfection of Security Interest.  Each Pledgor agrees to execute
               -------------------------------
     and deliver to the Collateral Agent such further agreements and assignments or other instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Collateral Agent may reasonably request, and to do all such other things as the Collateral Agent may reasonably deem necessary or appropriate to assure to the Collateral Agent its security interest hereunder, including such financing statements (including renewal statements), amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interest granted hereunder in accordance with the Uniform Commercial Code as enacted in the State of North Carolina and any successor statute(s) thereto (the "Code"), to consummate the transactions
                              ----
     contemplated hereby and to otherwise protect and assure the Collateral Agent and the Lenders of their rights and interests hereunder. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each such Pledgor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interest of the Collateral Agent under the law of such other jurisdiction.

          (c)  Advances by Secured Parties.  On failure of any such Pledgor to
               ---------------------------
     perform any of the covenants and agreements herein contained following notice from the Collateral Agent, the Collateral Agent may, at its option, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including without limitation the payment of any liens and encumbrances, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may be compelled to make by operation of law or which the Collateral Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors immediately upon demand, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the rate per annum equal to the default rate provided in Section 3.1 of the Tranche A Credit Agreement for Base Rate Loans (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or
                         ------------
     agreement by the Collateral Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve any Pledgor of any Default under the terms of this Agreement. The Collateral Agent, in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.

          (d)  Disposition.  None of the Pledgors will sell or otherwise dispose
               -----------
     of any portion of, or rights or interests in, the Collateral, except (i) with the prior written consent of the Collateral Agent and such Lenders as may be required under Section 11.6 of the respective Credit Agreements or
     (ii) as may otherwise be permitted under the respective Credit Agreements.

     4.   Special Provisions Regarding Pledged Collateral.
          -----------------------------------------------

          (a)  Representations and Warranties.  Each Pledgor represents and
               ------------------------------
     warrants to the Collateral Agent for the benefit of the Lenders that (i) except as identified on Schedule A and except as otherwise permitted by the
                             ----------
     Credit Agreements or this Agreement, it is the owner of the Pledged Securities identified on Schedule A as being owned by such Pledgor free and
                              ----------
     clear of all claims, pledges, liens, encumbrances or security interests of every kind or nature, (ii) such Pledged Securities represent each such Pledgor's entire interest in the issuer of such Pledged Securities, (iii) such Pledged Securities have been duly and validly issued, (iv) except as otherwise permitted by the Credit Agreements or this Agreement, the Pledged Securities represent 100% of the equity interests in the Borrower and the Subsidiaries of the Parent Company and the Borrower which are the subject of this Agreement, and (v) no consent or approval of any body, governmental, regulatory or otherwise (including that of the subject entity, co-owners or other shareholders), is required for the pledge contemplated hereby which has not been obtained. Each Pledgor covenants and agrees that its entire interest in the issuers of the Pledged Securities identified on Schedule A or in any Joinder Agreement as being
                              ----------
     owned by such Pledgor will at all times be subject to the grant and pledge contained herein in accordance with the provisions hereof, except to the extent released herefrom in accordance with Section 7(b) hereof.

          (b)  Delivery of Stock Certificates in Transferable Form.  All Pledged
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     Securities (including specifically without limitation share certificates acquired subsequent to the date of this Agreement) will be delivered to the Collateral Agent in form transferable for delivery together with undated stock powers duly executed in blank in the form provided in Schedule A-1
                                                                 ------------
     hereto.

          (c)  Dividends, etc.  Additional Pledged Securities acquired by or
               --------------
     otherwise coming into the possession of any Pledgor, whether by stock dividend, stock split, recapitalization, reorganization or otherwise, will be promptly delivered to the Collateral Agent, together with appropriate undated stock powers executed in blank, to be held as additional Pledged Securities hereunder and will constitute Pledged Securities for all purposes hereunder. Subject to the terms of the Credit Documents, so long as no Event of Default has occurred and is continuing, dividends and other distributions on account of any Pledged Securities (other than stock dividends and other dividends constituting Pledged Securities which are addressed hereinabove) may be paid to and accepted by any such Pledgor free and clear of the lien of this Agreement. Upon the occurrence and during the continuance of an Event of Default, dividends and other distributions on account of any Pledged Securities (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) will be immediately paid over to the Collateral Agent and held as additional Collateral hereunder. Any such other dividends or distributions received by any of the Pledgors after the occurrence and during the continuance of an Event of Default will be accepted in trust for the benefit of, and will be promptly paid over to, the Collateral Agent.

          (d)  Voting Rights.  So long as no Event of Default shall have
               -------------
     occurred and not been waived or cured to the satisfaction of the Required Lenders, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreements. The Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies, dividend payment orders and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to this subclause (d) and to receive the dividends and other distributions which it is authorized to receive and retain pursuant to subclause (c) above.

          (e)  Endorsement.  Upon the occurrence and during the continuance of
               -----------
     an Event of Default, the Collateral Agent shall have the right, for and in the name, place and stead of any such Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

          (f)  Collateral Agent's Obligation.  The Collateral Agent shall have
               -----------------------------
     no duty as to the collection or protection of the Pledged Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession. To the extent permitted by law, each Pledgor releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Collateral and/or any actions, taken or omitted to be taken by the Collateral Agent with respect thereto, and each such Pledgor hereby agrees to hold the Collateral Agent harmless from and with respect to any and all such claims, causes of action and demands in each case other than those resulting from the gross negligence, willful misconduct or unlawful conduct of the Collateral Agent.

          (g)  Waivers.  The Collateral Agent shall not be obligated to make any
               -------
     sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Pledged Collateral of a type customarily sold in a recognized market or subject to widely distributed standard price quotations and upon each public sale, the Collateral Agent may purchase all or any of the Pledged Collateral being sold, free from any equity or right of redemption, which is hereby waived and released by each such Pledgor, and may make payment therefor by endorsement without recourse of the Secured Obligations in lieu of cash to the amount then due thereon which such Pledgor hereby agrees to accept. In the case of all sales of Pledged Collateral, public or private, the Pledgors shall pay all reasonable costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Collateral Agent shall apply any residue to the payment of the Secured Obligations, and the Pledgors shall continue to be liable for any deficiency. The balance, if any, remaining after payment in full of all of the Secured Obligations, shall be paid to the Pledgors.

     5.   Remedies.
          --------

          (a)  General Remedies.  Upon the occurrence of an Event of Default and
               ----------------
     until such time as the Event of Default is waived or cured to the satisfaction of the Required Lenders, the Collateral Agent shall have in addition to the rights and remedies provided herein, in the Credit Documents or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Collateral Agent may with or without judicial process or the aid and assistance of others (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by any such Pledgor, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require any such Pledgor to assemble and make available to the Collateral Agent at its own expense any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law except to the extent required by law, all of which each such Pledgor hereby waives to the extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion, provided that said disposition complies with any and all mandatory legal requirements. In addition to all other sums due the Collateral Agent or any Lender hereunder, the Pledgors shall pay the Collateral Agent all reasonable costs and expenses incurred by the Collateral Agent, including reasonable attorneys' fees (including the allocated costs of in-house counsel) and court costs, in obtaining or liquidating the Collateral, in enforcing payment of Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or any Lender concerning any matter arising out of or connected with this Agreement or the Collateral or Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. Each Pledgor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or otherwise sent to the Pledgor in accordance with
     Section 9 hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given unless required by law. To the extent permitted by law, the Collateral Agent or any Lender may be the purchaser at any such sale. To the extent permitted by applicable law, each such Pledgor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed or the Collateral Agent may further postpone such sale by announcement made at such time and place.

          (b)  Remedies relating to Pledged Collateral.  Upon the occurrence of
               ---------------------------------------
     an Event of Default and to the extent permitted by law, with regard to the Pledged Collateral, the Collateral Agent may immediately (i) have the right to vote Pledged Securities and (ii) cause all or any of the Pledged Securities to be transferred to it or registered in the name of its nominee(s).

          (c)  Access.  In addition to the rights and remedies hereunder, upon
               ------
     the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of each Pledgor without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of such Pledgor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove the Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate the Collateral.

          (d)  Nonexclusive Nature of Remedies.  Failure by the Collateral Agent
               -------------------------------
     to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Collateral Agent or any of the Lenders, or provided by law, or delay by the Collateral Agent in exercising the same, shall not operate as a waiver; no waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. To the extent permitted by law, neither the Collateral Agent nor any Lender, nor any party acting as attorney for the Collateral Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than for its gross negligence, willful misconduct or unlawful conduct hereunder. The rights and remedies of the Collateral Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Lenders may have.

          (e)  Unregistered Securities.  Each Pledgor recognizes that the
               -----------------------
     Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges, understands and agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Pledged Securities were sold at public sales, and that neither the Collateral Agent nor the Lenders shall have any obligation to delay sale of any such Pledged Securi-ties for the period of time necessary to permit the issuer of such Pledged Securities even if such issuer would agree, to register such Pledged Securities for public sale under such applicable securities laws. Each Pledgor agrees that (i) if the Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Securities or any portion thereof to be sold at private sale, the Collateral Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having a seat on the New York Stock Exchange as to the best manner in which to expose the Pledged Securities for sale and as to the best price reasonably obtainable at the private sale thereof, and (ii) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     6.   Application of Proceeds.  Upon the occurrence, and during the
          -----------------------
continuance, of an Event of Default any proceeds of the Collateral, when received by the Collateral Agent in cash or its equivalent, will be applied first to costs and expenses of collection and sale and then in ratable reduction of the Secured Obligations, and each such Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. Each of the Pledgors shall remain liable to the Collateral Agent for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     7.   Continuing Agreement.
          --------------------

          (a) This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations have been fully paid and satisfied and any commitments thereunder or with regard thereto shall have terminated. Upon such termination of this Agreement, the Collateral Agent shall, upon the request and at the expense of the Pledgors, forthwith return any certificated securities which are the subject of this Agreement together with any stock powers relating thereto, release all of its liens and security interests hereunder and shall execute and deliver to the Pledgors, or to such person or persons as the Pledgors shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Pledgors which the Pledgors shall reasonably request to evidence such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Agreement.

          (b) Without limiting the foregoing, all Collateral sold, transferred or otherwise disposed of in accordance with the terms of the Credit Agreements shall be sold, transferred or otherwise disposed of free and clear of the lien and security interest created hereunder. In addition, the Pledged Securities of any issuer required to be discharged as a Guarantor under Section 4.7 of the Credit Agreements shall be released from the lien and security interest created hereunder immediately upon such discharge. In connection with each of the foregoing, the Collateral Agent shall return any Pledged Securities which are the subject of such sale, transfer or other disposal or which are required to be released, together with any stock powers relating thereto, release all of its liens and security interests hereunder with respect to such Collateral, and execute and deliver to the Pledgors, or to such other person or persons as the Pledgors shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Pledgors which the Pledgors shall reasonably request to evidence the release of the lien and security interest created hereunder with respect to any such Collateral.

          (c) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     8.   Notices.  Except as otherwise expressly provided herein, all notices
          -------
and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in the case of the Pledgors to the address set out in Section 11.1 of the Credit Agreements, and in the case of the Collateral Agent at the address set out below, or at such other address as such party may specify by written notice to the other parties:

     If to the
     Collateral Agent:   NationsBank, N.A. (Carolinas)
                         Independence Center, 15th Floor
                         NC1-001-15-04
                         101 North Tryon Street
                         Charlotte, North Carolina  28255
                         Attn:  Tracy Crotts, Agency Services
                         Telephone:  (704) 386-9368
                         Telecopy:   (704) 386-9923

                         with a copy to:

                         NationsBank, N.A. (Carolinas)
                         Corporate Bank
                         1 NationsBank Plaza
                         Nashville, Tennessee  37329-1697
                         Attn:  J. E. Ball
                         Telephone:  (615) 749-3469
                         Telecopy:   (615) 749-4640

The Pledgors hereby acknowledge and agree that notices and other communications to the Borrower at its address referred to above shall be deemed adequate notice to each of the other Pledgors.

     9.   Amendments; Waivers; Modifications.  This Agreement and the provisions
          ----------------------------------
hereof may not be amended, waived, modified, changed, discharged or terminated except with the prior written consent of the Pledgors and the Collateral Agent and such Lenders as may be required under Section 11.6 of the respective Credit Agreements.

     10.  Successors in Interest.  This Agreement shall create a continuing
          ----------------------
security interest in the Collateral and shall be binding upon the Pledgors, their respective successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors and assigns; provided, however, that the Pledgors may not assign their respective rights or delegate their respective duties hereunder without prior written consent of the Collateral Agent and the Lenders as required under Section 11.6 of the respective Credit Agreements, except as permitted by the

Credit Agreements. To the extent permitted by law, each such Pledgor hereby releases the Collateral Agent and the Lenders, and their respective successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the Collateral Agent's gross negligence, willful misconduct or unlawful conduct.

     11.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     12.  Headings.  The headings of the sections and subsections hereof are
          --------
provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     13.  Governing Law; Submission to Jurisdiction; Venue.
          ------------------------------------------------

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the federal courts of the United States for the Western District of North Carolina, and, by execution and delivery of this Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each party further irrevocably consents to the service or process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address for notices pursuant to Section 8. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

          (b) Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     14.  Severability.  If any provision of any of this Agreement is determined
          ------------
to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     15.  The Collateral Agent.  In acting under or by virtue of this Agreement,
          --------------------
the Collateral Agent shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreements, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein.

     16.  Entirety.  This Agreement together with the other Credit Documents
          --------
represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     17.  Survival.  All representations and warranties of the Pledgors
          --------
hereunder shall survive the execution and delivery of this Agreement and the other Credit Documents.

     18.  Other Security.  To the extent that any of the Secured Obligations are
          --------------
now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then the Collateral Agent or Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's rights or the Secured Obligations under this Agreement or under any other of the Credit Documents.

     20.  Reasonable Attorneys' Fees.  For the purposes of this Agreement,
          --------------------------
"reasonable attorneys' fees" shall be limited by the actual attorneys' fees incurred by a party without application of N.C. Gen. Stat. Sec. 6-21.2 and without any presumption that such reasonable attorneys' fees shall be a fixed percentage of the Commitments.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Pledgors have caused this Pledge Agreement to be duly executed under seal as of the date first above written.

                         PROMUS HOTELS, INC.,
                         a Delaware corporation

                         By_________________________________

                         Title:


                         PROMUS HOTEL CORPORATION,
                         a Delaware corporation

                         By_________________________________

                         Title:


     Accepted and agreed to as of the date first above written.

                         NATIONSBANK, N.A. (CAROLINAS),
                           as Collateral Agent for the
                           Lenders


                         By_________________________________

                         Title:

                                         SCHEDULE A
                                         ----------
                                             to
                                    Promus Hotels, Inc.
                                      Pledge Agreement

                                     Pledged Securities
                                     ------------------

                                                                          Percen-
                                                       Certi-             tage of
                                    Nominal            ficate    No. of    Total
          Issuer                     Owner               No.     Shares  Ownership
          ------                    -------            ------    ------- ---------
                                                                            100%
 Promus Hotels, Inc.,      Promus Hotel Corporation,
 a Delaware corporation    a Delaware corporation

 Hampton Inns, Inc.,       Promus Hotels, Inc.,                             100%
 a Delaware corporation    a Delaware corporation

 Embassy Equity            Promus Hotels, Inc.,                             100%
 Development Corporation,  a Delaware corporation
 a Delaware corporation


                                  SCHEDULE A-1
                                  ------------
                                       to
                               Promus Hotels, Inc.
                                Pledge Agreement

                             Irrevocable Stock Power
                             -----------------------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of [ISSUING CORPORATION], a _____________ corporation:


          Certificate No.               No. of Shares
          ---------------               -------------


and irrevocably appoints

its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

Dated                         ________________________________
                                     [Pledgor]

                              By______________________________

                              Name____________________________

                              Title___________________________

                              [Address]

Witnessed by:

________________________

________________________